Semi-Annual Report

and Supplement to
Prospectus dated
January 31, 1997

April 30, 1997

                 OLD WESTBURY GROWTH OPPORTUNITY FUND

                      INVESTMENT ADVISOR'S REPORT
                               May 1997

--------------------------------------------------------------------------------

     The Old Westbury Growth Opportunity Fund's total return, for the period from January 31, 1997 (commencement of operations), through April 30, 1997, was (4.80)% based on net asset value.* The Fund's portfolio is comprised of a well-diversified group of small- and mid-cap stocks which generally have above-average growth opportunities and are selling at attractive price/valuation levels. However, over the past six months, small-and mid-cap stocks as a class underperformed large capitalization stocks by a significant amount. The underperformance was so significant that the relative multiples of small- and mid-cap stocks were selling at the low end of their historical range. Small- and mid-cap stocks normally have earnings multiples that range between one- and two-times the multiple of the S&P 500.** With the recent declines in prices, this relative multiple fell below 1.2 times the S&P 500 multiple. Given this low multiple, we believe the period of relative underperformance is most likely over.

     Most of the stocks in the Fund's portfolio had earnings growth rates that were higher than the S&P 500 and sold at earnings multiples below their growth rates. Although investor interest has been focused on large capitalization stocks over the past few years, periods of such significant underperformance tend to run their course. Subsequent to these periods, the stocks that have underperformed tend to reverse and regain more normal relative valuation levels. Given the quality of the companies in the Fund's portfolio, we believe the stocks should improve as investors seek the stocks of companies that have low relative prices and above-average rates of growth.

------------------
 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's total return based on offering price for the period was (9.07)%.

** The S&P 500 is an unmanaged index comprising stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

     The results of the March quarterly earnings announcements provided strong evidence of the quality of the companies in the Fund's portfolio. The average increase in earnings per share of the companies in the Fund's portfolio was 37% after eliminating one extraordinary increase of 1200%. This compares to the average increase for the S&P 500 of 13% and about 9% for small- and mid-cap stocks as a class. The stocks in the Fund's portfolio have been selling at a price earnings multiple of 19.5 times the estimated 1997 earnings and we believe these companies will continue to increase earnings throughout 1997.

 A. Please insert the following Financial Highlights table as page 5 of the Prospectus. In addition, please add the heading "Financial Highlights" to the Table of Contents as the third entry.

                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                            FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                                 (For a share outstanding throughout the period)


                                                                         FOR THE

                                                                         PERIOD
                                                                          ENDED

                                                                        APRIL 30,
                                                                         1997(A)

                                                                       (UNAUDITED)

                                                                     ---------------
Net asset value, beginning of period...............................     $   10.00
Income from investment operations:

  Net investment loss..............................................         (0.01)
  Net realized and unrealized gain (loss) on investments...........         (0.47)
                                                                     ---------------
  Total from investment operations.................................         (0.48)
                                                                     ---------------
Net asset value, end of period.....................................     $    9.52
                                                                     ---------------
                                                                     ---------------
Total return*......................................................         (4.80%)

Ratios/Supplemental data:

  Net assets, end of period (in 000's).............................     $   2,982
  Ratio of expenses to average net assets before waiver of
     expenses......................................................         14.97%**
  Ratio of expenses to average net assets..........................          1.50%**
  Ratio of net investment loss to average net assets...............         (0.55%)**
  Portfolio turnover...............................................            25%
  Average Commission rate paid.....................................         0.194

------------------
 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.

 ** Annualized.

(a) For the period from January 31, 1997 (commencement of operations) to April 30, 1997.

                       See Notes to Financial Statements.

 B. Please insert the following as the last sentence of the paragraph under the subsection entitled "Portfolio Turnover" on page 12:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the turnover rate of the Portfolio was 25%."

 C. Please insert the following as the last sentence of the third paragraph under the section entitled "Calculation of Investment Performance" on page 28:

     "The Portfolio's cumulative total return for the period from January 31, 1997, (commencement of operations) to April 30, 1997, was (4.80)%."

 D. Please insert the following as the fourth paragraph under the section entitled "General Information" on page 29:

     "As of June 16, 1997, Naidot & Co. c/o Bessemer Trust Co., owned 91.28% of the voting securities of the Portfolio, and, therefore, may, for certain purposes, be deemed to control the Portfolio and be able to affect the outcome of certain matters presented for a vote of shareholders."

 E. Please insert the following Financial Statements after the section entitled "Custodian, Transfer Agent and Dividend
     Disbursing Agent" on page 30. In addition, please add the heading Financial Statements" to the Table of Contents as the last entry.

                                            OLD WESTBURY GROWTH OPPORTUNITY FUND

                       PORTFOLIO OF INVESTMENTS

                      April 30, 1997 (unaudited)

--------------------------------------------------------------------------------


                                                                         MARKET

 SHARES                            SECURITY                               VALUE

---------  ---------------------------------------------------------  -------------
COMMON STOCKS--91.4%

           BASIC INDUSTRY--3.9%

    1,900  Newpark Resources, Inc.                                    $      85,262
    1,110  OM Group, Inc.                                                    30,664
                                                                      -------------
           TOTAL                                                            115,926

                                                                      -------------

           CAPITAL GOODS--3.5%

    4,850  Crompton & Knowles Corp.                                         105,488
                                                                      -------------

           CAPITAL GOODS--TECHNOLOGY--19.6%

    1,850  ADC Telecommunications, Inc.                                      48,331
    2,387  Burr Brown Corp.                                                  70,417
    1,400  Comdisco, Inc.                                                    44,450
    2,850  Digital Microwave Corp.                                           73,387
    3,200  Fore Systems                                                      48,800
    3,600  Read-Rite Corp.                                                   93,150
      700  Sterling Commerce, Inc.                                           18,112
    2,700  Trident Microsystems, Inc.                                        36,450
    1,400  Univision Communications, Inc., Class A                           47,600
    2,100  Xilinx, Inc.                                                     102,900
                                                                      -------------
           TOTAL                                                            583,597

                                                                      -------------

           CONGLOMERATES &
             MISCELLANEOUS--9.1%

    2,500  Unifi, Inc.                                                       77,500
    2,600  USA Waste Services, Inc.                                          85,150
    4,800  Royal Group Techs Ltd. Sub. Vtg.                                 107,400
                                                                      -------------
           TOTAL                                                            270,050

                                                                      -------------

           CONSUMER CYCLICAL--10.4%

    3,200  Borders Group, Inc.                                               68,000
    3,900  Casey's General Stores, Inc.                                      73,612
    2,200  Dominick's Supermarkets, Inc.                                     44,550

OLD WESTBURY GROWTH OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------


                                                                         MARKET

 SHARES                            SECURITY                               VALUE

---------  ---------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED

--------------------------------------------------------------------
           CONSUMER CYCLICAL (Continued)

    3,500  Promus Hotel Corporation                                   $     123,375
                                                                      -------------
           TOTAL                                                            309,537

                                                                      -------------

           CONSUMER GROWTH--2.1%

    1,300  Electronic Arts                                                   31,362
    1,900  International Game Technology                                     30,163
                                                                      -------------
           TOTAL                                                             61,525

                                                                      -------------

           DEFENSIVE CONSUMER STAPLES--7.1%

    4,650  Flowers Industries, Inc.                                         113,344
    3,550  Hormel Foods Corp.                                                86,975
      600  Richfood Holdings, Inc.                                           12,225
                                                                      -------------
           TOTAL                                                            212,544

                                                                      -------------

           ENERGY--8.4%

      900  Barrett Resources                                                 29,475
    2,000  Ensco International, Inc.                                         95,000
    2,350  Devon Energy Corp. Oklahoma                                       77,550
    1,400  Nuevo Energy Co.                                                  48,125
                                                                      -------------
           TOTAL                                                            250,150

                                                                      -------------

           FINANCIAL--15.0%

    1,200  Amresco, Inc.                                                     17,475
    1,600  Finova Group, Inc.                                               109,800
    2,850  Financial Securities Assurance                                    92,269
    1,050  Provident Cos., Inc.                                              58,669
    6,700  Western National Corp.                                           172,525
                                                                      -------------
           TOTAL                                                            450,738

                                                                      -------------

           PROFESSIONAL SERVICES--11.1%

    2,000  Billing Info Concepts Corp.                                       47,750
    2,925  Computer Learning Centers, Inc.                                   77,878
    2,700  Health Care & Retirement                                          85,388
    6,600  Novacare, Inc.                                                    75,075

                                            OLD WESTBURY GROWTH OPPORTUNITY FUND

                       PORTFOLIO OF INVESTMENTS
                April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------


                                                                         MARKET

 SHARES                            SECURITY                               VALUE

---------  ---------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED

--------------------------------------------------------------------
           PROFESSIONAL SERVICES (Continued)

    3,500  Physio-Control International Corp.                                43,750
                                                                      -------------
           TOTAL                                                            329,841

                                                                      -------------

           TRANSPORTATION--1.2%

    1,300  Swift Transportation, Inc.                                        37,050
                                                                      -------------
TOTAL COMMON STOCKS (identified cost $2,737,776)(a)

                                                                          2,726,446

                                                                      -------------
CASH AND EQUIVALENTS AND OTHER

  ASSETS NET OF LIABILITIES--8.6%                                           255,757

                                                                      -------------
NET ASSETS--100.0%                                                    $   2,982,203
                                                                      -------------
                                                                      -------------

------------------
(a) The cost of investments for federal tax purposes amounts to $2,737,776. The net unrealized depreciation of investments on a federal tax basis amounts to $11,330 which is comprised of $94,181 appreciation and $105,511 depreciation at April 30, 1997.

                       See Notes to Financial Statements.

OLD WESTBURY GROWTH OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (unaudited)

--------------------------------------------------------------------------------



ASSETS:

  Investments at market value (identified cost $2,737,776)...........  $   2,726,446
  Cash and equivalents...............................................        295,305
  Income receivable..................................................          2,306
                                                                       -------------
        Total assets.................................................      3,024,057
                                                                       -------------
LIABILITIES:

  Accrued expenses...................................................         41,854
                                                                       -------------
NET ASSETS APPLICABLE TO 313,096 SHARES OF

  CAPITAL STOCK OUTSTANDING..........................................  $   2,982,203
                                                                       -------------
                                                                       -------------
Net Assets consist of:

  Paid in capital....................................................  $   3,040,162
  Net investment loss................................................         (1,610)
  Accumulated net realized loss on investments.......................        (45,019)
  Net unrealized depreciation on investments.........................        (11,330)
                                                                       -------------
        Total Net Assets.............................................  $   2,982,203
                                                                       -------------
                                                                       -------------
NET ASSET VALUE, AND REDEMPTION PROCEEDS PER SHARE:

  ($2,982,203 / 313,096 SHARES OF CAPITAL STOCK OUTSTANDING).........          $9.52
MAXIMUM OFFERING PRICE PER SHARE ($9.52 / .955)......................          $9.97

                       See Notes to Financial Statements.

                                            OLD WESTBURY GROWTH OPPORTUNITY FUND
                                                         STATEMENT OF OPERATIONS

                              For the period ended April 30, 1997(a) (unaudited)

--------------------------------------------------------------------------------


INVESTMENT INCOME:

  Dividends................................................  $    1,134
  Interest.................................................       1,611
                                                             ----------
        Total income.......................................              $    2,745
                                                                         ----------
EXPENSES:

  Investment advisory......................................       2,355
  Custody..................................................         589
  Administration...........................................         442
  Shareholder servicing....................................         736
  Registration.............................................       9,533
  Distribution.............................................         882
  Printing and postage.....................................       3,781
  Legal....................................................       2,520
  Auditing.................................................       8,821
  Insurance................................................       3,781
  Transfer agent...........................................       4,537
  Directors................................................       5,797
  Miscellaneous............................................         318
                                                             ----------
        Total expenses.....................................      44,092
  Less fees waived and reimbursed:
        Waiver of investment advisory fee..................      (2,355)
        Reimbursement of other operating
           expenses........................................     (37,382)
                                                             ----------
        Total waivers and reimbursement....................     (39,737)
                                                             ----------
        Net expenses.......................................                   4,355
                                                                         ----------
  NET INVESTMENT LOSS......................................                  (1,610)
                                                                         ----------
NET REALIZED AND UNREALIZED LOSS:

  Net realized loss on investments.........................     (45,019)
  Net change in unrealized depreciation
     on investments........................................     (11,330)
                                                             ----------
NET REALIZED AND UNREALIZED LOSS...........................                 (56,349)
                                                                         ----------
NET DECREASE IN NET ASSETS RESULTING

  FROM OPERATIONS..........................................              $  (57,959)
                                                                         ----------
                                                                         ----------

(a) For the period from January 31, 1997 (commencement of operations) to April 30, 1997.

                       See Notes to Financial Statements.

OLD WESTBURY GROWTH OPPORTUNITY FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                          PERIOD
                                                                           ENDED

                                                                         APRIL 30,
                                                                          1997(A)

                                                                        (UNAUDITED)

FROM INVESTMENT ACTIVITIES:

OPERATIONS:

  Net investment loss................................................  $      (1,610)
  Net realized loss on investments...................................        (45,019)
  Net change in unrealized depreciation..............................        (11,330)
                                                                       -------------
  Net decrease in net assets from operations.........................        (57,959)
                                                                       -------------
FROM CAPITAL STOCK TRANSACTIONS:

  Net proceeds from sale of capital stock............................      3,040,162
  Reinvestment of dividends..........................................       --
  Net cost of capital stock redeemed.................................       --
                                                                       -------------
  Net increase in net assets resulting

     from capital stock transactions.................................      3,040,162
                                                                       -------------
  NET INCREASE IN NET ASSETS.........................................      2,982,203
NET ASSETS:
  Beginning of period................................................              0
                                                                       -------------
  End of period......................................................  $   2,982,203
                                                                       -------------
                                                                       -------------

------------------
(a) For the period from January 31, 1997 (commencement of operations) to April 30, 1997.

                       See Notes to Financial Statements.

                                            OLD WESTBURY GROWTH OPPORTUNITY FUND

                     NOTES TO FINANCIAL STATEMENTS

                      April 30, 1997 (unaudited)

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Old Westbury Growth Opportunity Fund (the "Portfolio") is a separate series of Old Westbury Funds, Inc. (the "Fund"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), as a diversified, open-end management investment company. The Fund's Articles of Incorporation permit the Directors to create an unlimited number of series, each of which is a separate class of shares. At April 30, 1997, the Fund consisted of the Portfolio and Old Westbury International Fund. The Fund was incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993. The Portfolio's investment objective is to seek capital appreciation.

     The following is a summary of the significant accounting policies followed by the Portfolio:

     A. VALUATION OF INVESTMENTS. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange are valued as the last sale price on the exchange representing the principal market for such securities.

     Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company, N.A. ("Bessemer"), the Portfolio's investment advisor (the "Advisor"), to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

     Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

OLD WESTBURY GROWTH OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------

     B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income is accrued daily.

     C. FEDERAL TAXES. It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income or excise tax provision is required.

     D. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. The Portfolio anticipates paying income dividends on an annual basis. Capital gains distributions, if any, will be made on an annual basis. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by: differences in the timing of the recognition of certain components of income, expense, and capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Portfolio.

2. TRANSACTIONS WITH AFFILIATES.

     A. INVESTMENT ADVISORY FEES. Pursuant to an advisory contract, dated August 8, 1996, the Fund has approved Bessemer to make investment decisions for the Portfolio. The investment advisory fee paid to the advisor is computed daily and paid monthly in accordance with the following schedule: 0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

     B. ADMINISTRATION FEES. Federated Administrative Services ("FAS") serves as administrator. FAS provides administrative services necessary for the overall administration of the Portfolio including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Portfolios, the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations; providing equipment and personnel necessary for maintaining the organization

                                            OLD WESTBURY GROWTH OPPORTUNITY FUND

                     NOTES TO FINANCIAL STATEMENTS
                April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------
of the Portfolio; preparation of certain documents in connection with meetings of the Board of Directors and shareholders; the maintenance of books and records of the Portfolio; and paying the compensation of the Portfolio's officers and Directors affiliated with FAS. For providing these services, FAS receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.15% of the average daily net assets of the Portfolio up to $100 million; 0.10% of such assets from $100 million to $250 million; and 0.05% of such assets over $250 million.

     C. DISTRIBUTION AND SERVICE PLAN AND DISTRIBUTION REIMBURSEMENT FEES. The Directors adopted a distribution and service plan (the "Plan") for the Portfolio pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolio entered into a distribution agreement and a shareholder servicing agreement with Edgewood Services, Inc. and a shareholder servicing agreement with Bessemer. Under its shareholder servicing agreement, Edgewood Services, Inc. receives payments from the Portfolio to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolio attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and
(ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to Edgewood Services, Inc. and Bessemer will not exceed 0.25% per annum of the Portfolio's average daily net assets.

     The distribution agreement with Edgewood Services, Inc. provides for reimbursement to Edgewood Services, Inc. by the Portfolio for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolio's shares in an amount not to exceed 0.10% per annum of the Portfolio's average daily net assets.

     In addition, the Portfolio will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

     D. DIRECTOR'S FEES. Each Director who is not an "interested person" (as defined in the Act) of the Portfolio receives a $5,000 annual retainer and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

     E. CUSTODY FEES. The Fund has retained Bessemer to serve as the Portfolio's custodian. Bessemer is responsible for maintaining the books

OLD WESTBURY GROWTH OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (unaudited) (Continued)

--------------------------------------------------------------------------------
and records of the Portfolio's securities and cash. For providing these services, Bessemer receives from the Portfolio a fee accrued and paid monthly at an annual rate equal to 0.20% of the average daily net assets of the Portfolio.

3. CAPITAL STOCK. The Portfolio has authorized a total of 20 billion shares of common stock (par value $0.001 per share) and is permitted to issue 4 billion of the authorized shares in the Portfolio. Transactions in shares of capital stock were as follows:


                                                                            FOR THE

                                                                            PERIOD
                                                                             ENDED

                                                                           APRIL 30,
                                                                            1997(A)

Common stock sold........................................................    313,096
Reinvestment of dividends................................................          0
Common stock redeemed....................................................          0

                                                                           ---------
Net increase.............................................................    313,096
                                                                           ---------
                                                                           ---------

(a) For the period from January 31, 1997 (commencement of operations) to April 30, 1997.

4. PURCHASE AND SALES OF SECURITIES. For the period ended April 30, 1997, purchases and sales of investment securities other than short-term investments aggregated $3,141,793 and $358,498 respectively.

                          INVESTMENT ADVISOR:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, New York 10111
                          (212) 708-9100

                          DISTRIBUTOR AND SHAREHOLDER
                          SERVICING AGENT:
                          Edgewood Services, Inc.
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          ADMINISTRATOR:

                          Federated Administrative Services
                          Federated Investors Tower
                          Pittsburgh, PA 15222-3779

                          SHAREHOLDER SERVICING AGENT:
                          Bessemer Trust Company, N.A.
                          630 Fifth Avenue
                          New York, New York 10111
                          (212) 708-9100

Cusip 680414208
G01963-03 (6/97)

OLD WESTBURY GROWTH OPPORTUNITY FUND

(A Portfolio of Old Westbury Funds, Inc.)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 1997

A. Please insert the following as the fourth paragraph after the chart under the section entitled "Compensation Table" on page 11:

     As of June 16, 1997, the following shareholder of record owned 5% or more of the outstanding shares of the Fund: Naidot & Co., c/o
Bessemer Trust Co., Woodbridge, N.J., owned approximately 764,652 shares (91.28%)."

B. Please insert the following as the last sentence of the seventh paragraph under the section entitled "Adviser" beginning on page 11:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund accrued $2,421 in advisory fees, all of which were permanently and irrevocably waived."

C. Please insert the following as the last sentence of the third paragraph under the section entitled "Administrator" on page 13:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund accrued $442 in administrative services, of which $0, was permanently and irrevocably waived."

D.   Please insert the following as the last sentence of the first paragraph
under the section   entitled "Distribution and Service Plan" on page 15:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund accrued $736 in shareholder servicing fees."

E. Please insert the following as the last sentence of the second paragraph under the section entitled "Distribution and Service Plan" beginning on page 15:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund paid $882 under the Distribution Agreement."

F. Please insert the following as the last sentence of the third paragraph under the section entitled "Distribution and Service Plan" beginning on page 15:

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the Growth Fund paid $882 for such expenses."

G. Please insert the following as the third paragraph under the section entitled "Brokerage and Portfolio Turnover" beginning on page 17:

EDGEWOOD SERVICES, INC.

Distributor

Cusip 680414208
G01972-04 (6/97)

     "For the period from January 31, 1997 (commencement of operations) to April 30, 1997, the aggregate commissions paid from the Growth Fund were $17,654."